UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 10, 2006

RELIANT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy and its subsidiaries.

Item 2.02. Results of Operations and Financial Condition.

On May 10, 2006, we issued a press release (earnings release) setting forth our results of operations for the three months ended March 31, 2006. A copy of the earnings release is furnished as Exhibit 99.1 to this Form 8-K.

In analyzing and planning for our business, we supplement our use of financial measures that are calculated and presented in accordance with generally accepted accounting principles (GAAP) with a number of non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with GAAP.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures set forth in the financial tables that are attached to the earnings release, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

In this Form 8-K, we discuss the non-GAAP financial measures that appear in the earnings release and the financial tables that are attached to the earnings release, including the reasons that we believe that these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the earnings release or its attachment. We note that, where non-GAAP financial measures are presented on a forward looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis. These factors could be material and could include future unrealized gains/losses on energy derivatives, mothball/retirements and legal and regulatory settlements.

Copies of this Form 8-K and the earnings release are available at http://www.reliant.com/corporate in the investor relations section.

Non-GAAP Financial Measures.

“Adjusted Contribution Margin.” We define “adjusted contribution margin” as contribution margin (revenues less (a) purchased power, fuel and cost of gas sold, (b) operation and maintenance, (c) selling and marketing and (d) bad debt expense) adjusted to exclude the items listed below:

•                                          Changes in California-Related Receivables and Reserves. We excluded the impact of changes in receivables and reserves relating to energy sales in California from October 2000 through June 2001. We reached a settlement during the third quarter of 2005. Because of the market conditions and regulatory events that underlie the changes in receivables and reserves, we believe that excluding this item (a) is useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see note 13 to the consolidated financial statements in our Form 10-K for the year ended December 31, 2005.

•                                          Unrealized Gains/Losses on Energy Derivatives. We excluded the impact of unrealized gains/losses on energy derivatives. We use derivative instruments to manage operational or market constraints, to increase the return on our generation assets and to execute our retail energy segment’s supply procurement strategy. Some derivative instruments receive mark-to-market accounting treatment, which requires us to record gains/losses related to future periods based on current changes in forward commodity prices. We refer to these gains and losses prior to settlement, as well as ineffectiveness on cash flow hedges, as “unrealized gains/losses on energy derivatives.” In some cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments. Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult. Accordingly, we believe that excluding these unrealized gains/losses (a) is useful to us, investors, analysts and others in facilitating the analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our economic performance in the reporting period. These gains/losses are also not a function of the operating performance of our generation assets, and excluding their impact helps isolate the operating performance of our generation assets under prevailing market conditions.

We believe that adjusted contribution margin is meaningful to us, investors, analysts, rating agencies, banks and other parties because our management uses this measure in addition to contribution margin, our GAAP segment measure, in evaluating the performance of our two business segments, retail energy and wholesale energy. In addition, we believe that this measure is useful to parties evaluating our segment performance and comparing our results to other companies that have similar business operations. The most directly comparable GAAP financial measure is contribution margin (our segment measure).

“Adjusted Gross Margin.” We use the non-GAAP financial measure “adjusted gross margin,” in addition to “adjusted contribution margin,” to analyze the results of operations of our business segments and in communications with investors, analysts, rating agencies, banks and other parties. We define adjusted gross margin as gross margin (revenues less purchased power, fuel and cost of gas sold) adjusted to exclude the items listed above under “adjusted contribution margin.” The most directly comparable GAAP financial measure is gross margin.

“Free Cash Flow Before Emission Allowances Activity” and “Free Cash Flow After Emission Allowances Activity.” We define “free cash flow before emission allowances activity” as cash flow from operating activities from continuing operations (which is the most directly comparable GAAP financial measure) less capital expenditures and excluding:

•                                          Western States and Cornerstone Settlement Payments. We exclude the cash outflows paid during the first quarter of 2006 related to (a) our settlement agreement with the states of California, Oregon and Washington, California’s three largest investor-owned utilities and a number of other parties that resolves civil litigation and claims with respect to the California energy crisis of 2000 and 2001 and (b) our settlement of litigation regarding allegations of manipulation of NYMEX prices because these payments are not representative of our ongoing business operations and we believe that excluding these outflows provides a more meaningful representation of our cash flow on an ongoing basis and for the reasons outlined above under “Changes in California-Related Receivables and Reserves.” For additional information, see note 13 to the consolidated financial statements in our Form 10-K; and

•                                          Changes in Margin Deposits. Our management believes that it is useful to exclude changes in margin deposits, since changes in margin deposits reflect the net inflows and outflows of cash collateral and are driven by hedging levels and changes in commodity prices, not by the cash flow generated by the business related to sales and purchases in the reporting period.

“Free cash flow after emission allowances activity” is identical to free cash flow before emission allowances activity but also includes the following item:

•                                          Net Sales (Purchases) of Emission Allowances. The cash flows from sales and purchases of emission allowances are classified as investing cash flows for GAAP purposes; however, we purchase and sell emission allowances in connection with the operation of our generating assets. As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. Consistent with taking capital expenditures (which is a GAAP investing cash flow activity) into account in calculating free cash flow, we include sales and purchases of emission allowances.

Our non-GAAP free cash flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our free cash flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis, both before and after emission allowances activity.

“EBITDA” and “Adjusted EBITDA.” We use the non-GAAP financial measures, “earnings (loss) before interest, taxes, depreciation and amortization (EBITDA)” and/or “adjusted EBITDA.” Adjusted EBITDA includes the adjustments identified above under

“Adjusted Contribution Margin.” We believe that EBITDA and adjusted EBITDA provide a meaningful representation of our operating performance. We consider EBITDA and Adjusted EBITDA as performance measures rather than liquidity measures. In addition, many analysts and investors use EBITDA to evaluate financial performance. The most directly comparable GAAP financial measure to EBITDA and adjusted EBITDA is income (loss) from continuing operations before income taxes.

“Open EBITDA.”“Open EBITDA” includes the adjustments identified above under “Adjusted Contribution Margin” and further includes the following adjustments, which we believe help to provide a meaningful representation of our operating performance:

•                                          Historical Wholesale Hedges. We exclude the effect of certain historical (although recurring until the contracts terminate) wholesale hedges that were entered into to primarily hedge the economics of our wholesale operations. These amounts primarily relate to settlements of forward power and fuel hedges, long-term tolling purchases, long-term natural gas transportation contracts, storage contracts and our legacy energy trading. These amounts are derived based on methodology consistent with the calculation of open energy gross margin as described below under “Open Wholesale Gross Margin.” In light of our decision in February 2006 to substantially reduce new hedges of our generation, we believe that it is useful to us, investors, analysts and others to show our results in the absence of these hedges because the impact of these historical hedges on our financial results is not a function of the operating performance of our generation assets, and excluding the impact helps isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains on Sales of Emission Allowances. As part of our effort to operate our business efficiently, we periodically sell emission allowances inventory in excess of our forward power sales commitments if the price is above our view of their value. We believe that excluding the gains from such sales is useful because these gains are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Assets. We exclude gains or losses on asset sales because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

•                                          Gains or Losses on the Sales of Equity Method Investments. We exclude gains or losses on sales of equity method investments because we believe that these gains or losses are not directly tied to the operating performance of our generation assets, and excluding them helps to isolate the operating performance of our generation assets under prevailing market conditions.

The most directly comparable GAAP financial measure to open EBITDA is income (loss) from continuing operations before income taxes.

“Open Contribution Margin.” We use the non-GAAP financial measure “open contribution margin” to analyze the performance of our wholesale energy segment. Open contribution margin for the wholesale segment includes the adjustments identified above under “adjusted contribution margin” as well as the adjustment identified below under “Open wholesale gross margin.” On a consolidated basis, open contribution margin includes adjusted contribution margin for our retail energy segment and open wholesale contribution margin for our wholesale energy segment. The most directly comparable GAAP measure to open contribution margin is contribution margin.

“Open Wholesale Gross Margin” and “Open Energy Gross Margin.” We use the non-GAAP financial measure “open wholesale gross margin” to analyze the results of operations of our wholesale energy segment. Open wholesale gross margin involves two components:  “open energy gross margin” and “other margin.” Open energy gross margin is a model-derived number based on generation volume assuming (a) it had been sold at day-ahead power prices in the case of coal-fired generation and real-time power prices in the case of natural gas-fired generation and (b) it had been purchased at delivered spot fuel prices, each without regard to the effect of our historical wholesale hedges or prices actually paid or received. Other margin represents power purchase agreements, capacity payments and ancillary revenues, as well as settlement of forward power and fuel sales and purchases for the West region. Open wholesale gross margin includes the adjustments identified above under “adjusted contribution margin” and also includes the following adjustment:

•                                          Historical Wholesale Hedges. See “Historical Wholesale Hedges” above under “Open EBITDA.”

The most directly comparable GAAP measure to open wholesale gross margin is wholesale gross margin. On a consolidated basis, open gross margin includes adjusted gross margin for our retail energy segment and open wholesale gross margin for our wholesale energy segment.

“Adjusted Net Debt.” We use the non-GAAP financial measure “adjusted net debt.” Adjusted net debt is GAAP debt plus certain operating lease commitments less cash, restricted cash and net margin deposits on energy trading and hedging activities. We believe that this measure is useful because it approximates the calculation of the level of our debt for purposes of covenant compliance and because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness.

Item 9.01. Financial Statements and Exhibits.

(d)                                 We furnish the following exhibit:

99.1—Press Release dated May 10, 2006

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

The earnings release contains “forward-looking statements.” Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto. Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the following:

•                                          Fluctuations in commodity prices, including any future increases in natural gas prices;

•                                          The impact of competition;

•                                          “Market usage adjustments” resulting from revisions to prior period estimates related to customer usage in the Electric Reliability Council of Texas (ERCOT) region and the PJM (Pennsylvania, New Jersey and Maryland) Market and supply costs;

•                                          Weather conditions;

•                                          Changes in wholesale market conditions;

•                                          Impact of price-to-beat tariff filings and regulatory developments;

•                                          Plant availability, including limitations on plant capacity, which could restrict our ability to capitalize on increased demand for electricity; and

•                                          Changes in operating and maintenance expenses.

For additional information regarding these risks and uncertainties, see our other filings with the Securities and Exchange Commission, including the discussions under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Form 10-K for the year ended December 31, 2005.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: May 10, 2006	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press Release dated May 10, 2006